January 31, 2005

DREYFUS INVESTMENT PORTFOLIOS - Core Bond Portfolio

Supplement to Statement of Additional Information dated May 1, 2004

     The information contained in the seventh paragraph in the section of the Statement of Additional Information entitled “Management Arrangements” with respect to the portfolio’s named portfolio managers is hereby replaced in its entirety with the following:

The portfolio's portfolio managers are Kent Wosepka and Marc Seidner.